SUP-0101-0127-0814

ALLIANCEBERNSTEIN CAP FUND, INC.

-AllianceBernstein International Discovery Equity Portfolio

-AllianceBernstein Market Neutral Strategy — Global

Supplement dated August 6, 2014 to the Summary Prospectuses and Prospectuses (the “Prospectuses”) dated November 1, 2013 for AllianceBernstein International Discovery Equity Portfolio and for AllianceBernstein Market Neutral Strategy-Global (each a “Fund” and collectively the “Funds”).

At a meeting held on August 6, 2014, the Board of Directors of AllianceBernstein Cap Fund, Inc. approved the liquidation and dissolution of the Funds. Each Fund has suspended sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. Each Fund expects to make the liquidating distributions on or shortly after October 10, 2014.

In connection with the liquidation, the Board approved the immediate suspension of each Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of a Fund’s shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of a Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of each Fund, and may exchange shares of the Fund for shares of the same class of other AllianceBernstein Mutual Funds, until October 8, 2014. Shareholders should be aware that each Fund will convert its assets to cash and/or cash equivalents approximately three weeks before the liquidating distributions are made to shareholders. After a Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0101-0127-0814